SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                             FORM 8-K




                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                 Date of Report:  August 7, 2003
                (Date of earliest event reported)


                    BIO-RAD LABORATORIES, INC.
   ________________________________________________________________
      (exact name of registrant as specified in its charter)


                     Commission File: 1-7928

        Delaware                                94-1381833
   ________________________________________________________________
     (State or other                         (I.R.S. Employer
     jurisdiction of                        Identification No.)
    incorporation or
      organization)



                      1000 Alfred Nobel Drive
                    Hercules, California 94547
   ________________________________________________________________
   (Address of Principal executive offices, including zip code)

                          (510) 724-7000
   ________________________________________________________________
       (Registrant's telephone number, including area code)




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   ITEM 5.  OTHER EVENTS

        On August 7, 2003, Bio-Rad Laboratories, Inc. issued a press release announcing that it has agreed to sell $225,000,000 aggregate principal amount of its 7.50% Senior Subordinated Notes due 2013 in a private offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

   ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


   (c)  Exhibits

   Exhibit
   Number                            Description

   99.1 Press Release for pricing of private offer of Bio-Rad Laboratories, Inc., dated August 7, 2003.

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BIO-RAD LABORATORIES, INC.



   Date:  August 7, 2003              By:/s/ James R. Stark
                                            James R. Stark
                                            Corporate Controller

                           EXHIBIT INDEX

   Exhibit
   Number                   Description


   99.1 Press Release for pricing of private offering of Bio-Rad Laboratories, Inc., dated August 7, 2003.



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